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                                                                       EXHIBIT J
                                                                       ---------


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference to our Firm under the caption "Independent Accountants" in the Statement of Additional Information in this Post-Effective Amendment No. 12 to the Registration Statement of ProFunds on Form N-1A (File No. 333-28339).



Columbus, Ohio
April 19, 2000